UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2007
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

110 Riverbend Avenue, Lewis Center, Ohio (Address of principal executive offices)	43035 (Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Grant Thornton LLP was previously the principal accountants for DCB Financial Corp (“DCB” or the “Corporation”). On July 16, 2007, Grant Thornton LLP was dismissed. The dismissal is effective immediately and was approved by the Audit Committee of the Board of Directors.
The audit reports of Grant Thornton LLP on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The audit reports of Grant Thornton LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the two fiscal years ended December 31, 2006 and through the subsequent interim period through June 30, 2007, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference thereto in its report on the financial statements for such years. During the two fiscal years ended December 31, 2006 and through the subsequent interim period through June 30, 2007, there were no reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K.
A letter from Grant Thornton LLP addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Grant Thornton LLP agrees with the statements set forth above is attached hereto as Exhibit 99.2.
(b) The Audit Committee of the Board of Directors of the Company annually reviews the performance of and appoints the independent registered public accounting firm. On July 16, 2007 the Company’s Audit Committee unanimously decided to engage BKD, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. During the two years ended December 31, 2006 and 2005 and through July 16, 2007 the Company did not consult with BKD, LLP regarding either (i) the application of accounting principles to any specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements or (iii) any matters or reportable events as set forth in Item 304 (a)(1)(iv) and (v) of Regulation S-K.
A copy of the press release issued by the Company on July 16, 2007 announcing the change in the certifying accountants is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1     Press Release
99.2     Letter from Grant Thornton LLP to Securities and Exchange Commission dated July 16, 2007.
Signatures.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCB FINANCIAL CORP
Date: July 16, 2007
	By:	/s/ Jeffrey T. Benton

Jeffrey T. Benton
President and CEO

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